SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549
                         _______________________________
                                  SCHEDULE 14A
                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                         _______________________________

Filed  by  the  Registrant  [X]
Filed  by  a  Party  other  than  the  Registrant  [ ]
Check  the  appropriate  box:
[ ]         Preliminary  Proxy  Statement
[ ]         CONFIDENTIAL,  FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE
            14A-6(E)(2))
[X]         Definitive  Proxy  Statement
[ ]         Definitive  Additional  Materials
[ ]         Soliciting  Material  Pursuant  to  Sec.  240.14a-11(c)  or  Sec.
            240.14a-12

                            FORSYTH BANCSHARES, INC.
                (Name of Registrant as Specified in its Charter)

                 _____________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment  of  Filing  Fee  (Check  the  appropriate  box):
[X]  No  fee  required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1)     Title  of  each  class  of  securities to which transaction applies:

            ---------------------------------------------
     2)     Aggregate  number  of  securities  to  which  transaction  applies:

            ---------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            ---------------------------------------------
     4)     Proposed  maximum  aggregate  value  of  transaction:

            ---------------------------------------------
     5)     Total  fee  paid:

            ---------------------------------------------
[ ]  Fee  paid  previously  with  preliminary  materials.
[ ]  Check  box  if  any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1)     Amount  Previously  Paid:

            ---------------------------------------------
     2)     Form, Schedule or Registration Statement No.:

            ---------------------------------------------
     3)     Filing  Party:

            ---------------------------------------------
     4)     Date  Filed:

            ---------------------------------------------

                            Forsyth Bancshares, Inc.
                                  P.O. Box 2820
                             Cumming, Georgia 30028
                                  770-886-9500

                                                                  April 20, 2001
TO  OUR  SHAREHOLDERS:

     You are cordially invited to attend the 2001 Annual Meeting of Shareholders of Forsyth Bancshares, Inc., which will be held at the Cumming-Forsyth County Chamber of Commerce Event Facility on Tuesday, May 22, 2001 at 10:00 a.m., local time.

     At the Annual Meeting, you will be asked to consider and vote upon (i) the election of seventeen (17) directors to serve until the Annual Meeting of Shareholders in 2002 and until their successors are elected and qualified; (ii) the approval of a resolution adopted by the Board of Directors for the grant of certain Stock Options to the organizers and founding shareholders of the Company; and (iii) such other matters as may properly come before the Annual Meeting or any reconvened meeting following any adjournment thereof.

     Enclosed are the Notice of Annual Meeting, Proxy Statement, Proxy and 2000 Annual Report to Shareholders. We are proud of our progress and we encourage you to review carefully our Annual Report.

     We hope you can attend the Annual Meeting of Shareholders and vote your shares in person. In any case, please complete the enclosed Proxy and return it to us. Your completion of the Proxy will ensure that your preferences will be expressed on the matters that are being considered. If you deliver a completed proxy, but you are able to attend the Annual Meeting, you may revoke your Proxy and re-cast your votes by voting in person at the Annual Meeting or by following the revocation procedures described in the accompanying Proxy Statement.

     If you have any questions about the Proxy Statement or our Annual Report, please contact us.

                                             Sincerely,


                                             /s/  James  J.  Myers
                                             James  J.  Myers
                                             Chairman  of  the  Board

                            FORSYTH BANCSHARES, INC.
                                  P.O. BOX 2820
                             CUMMING, GEORGIA 30028
                                  770-886-9500

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                       TO BE HELD ON TUESDAY, MAY 22, 2001


     NOTICE IS HEREBY GIVEN that the 2001 Annual Meeting of Shareholders of Forsyth Bancshares, Inc. (the "Company") will be held at the Cumming-Forsyth County Chamber of Commerce Event Facility, located at 212 Kelly Mill Road, Cumming, Georgia 30040 on Tuesday, May 22, 2001, at 10:00 a.m., local time (the "Annual Meeting"), for the following purposes:

     1. To consider and vote upon the election of seventeen (17) directors to serve until the Annual Meeting of Shareholders in 2002 and until their successors have been duly elected and qualified.

     2. To consider and vote upon the approval of a resolution adopted by the Board of Directors authorizing the grant of certain Stock Options to the organizers and founding shareholders of the Company.

     3. To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

     Only shareholders of record at the close of business on April 10, 2001, are entitled to notice of, and to vote at, the Annual Meeting. A complete list of shareholders entitled to vote at the Annual Meeting will be available at the Annual Meeting.



                              By  Order  of  the  Board  of  Directors,


                              /s/  Timothy  M.  Perry
                              TIMOTHY  M.  PERRY
                              President  and  Chief  Executive  Officer




Cumming,  Georgia
April  20,  2001

YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN YOUR PROXY PROMPTLY IN THE ENVELOPE PROVIDED SO THAT YOUR SHARES WILL BE VOTED IN ACCORDANCE WITH YOUR WISHES. RETURNING YOUR PROXY DOES NOT DEPRIVE YOU OF YOUR RIGHT TO ATTEND THE
MEETING  AND  VOTE  YOUR  SHARES  IN  PERSON.

                            FORSYTH BANCSHARES, INC.

                          ____________________________

                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 22, 2001
                          _____________________________


                                  INTRODUCTION
GENERAL

     This Proxy Statement is being furnished to the shareholders of Forsyth Bancshares, Inc. (the "Company") in connection with the solicitation by the Company of proxies for use at the Company's 2001 Annual Meeting of Shareholders to be held at the Cumming-Forsyth County Chamber of Commerce Event Facility, located at 212 Kelly Mill Road, Cumming, Georgia 30040, on Tuesday, May 22, 2001, and at any postponements or adjournments thereof (the "Annual Meeting").

     The Annual Meeting is being held to consider and vote upon (i) the election of seventeen (17) directors to serve until the Annual Meeting of Shareholders in 2002 and until their successors are elected and qualified; (ii) the approval of a resolution adopted by the Board of Directors authorizing the grant of certain Stock Options to the Company's organizers and founding shareholders; and (iii) such other matters as may properly come before the Annual Meeting. The Board of Directors of the Company knows of no other business that will be presented for consideration at the Annual Meeting other than the matters described in this Proxy Statement. This proxy solicitation is being made by the Company.

     The Company's 2000 Annual Report to Shareholders, including financial statements for the fiscal year ended December 31, 2000, accompanies this Proxy Statement. These materials are first being mailed to the shareholders of the Company on or about April 20, 2001.

RECORD  DATE,  SOLICITATION  AND  REVOCABILITY  OF  PROXIES

     The Company's Board of Directors has fixed April 10, 2001 as the record date (the "Record Date") for the determination of the Company's shareholders entitled to notice of, and to vote at, the Annual Meeting. Accordingly, only shareholders of the Company on the Record Date will be entitled to vote at the Annual Meeting. On the Record Date, there were 800,000 shares of the no par value common stock of the Company ("Common Stock" or "Shares") issued and outstanding and held by approximately 647 holders of record.

     Holders of Common Stock are entitled to one vote on each matter considered and voted upon at the Annual Meeting for each Share of Common Stock held of record on the Record Date. Shares of Common Stock represented by a properly executed proxy, if such proxy is received in time and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated in such proxy. IF NO INSTRUCTIONS ARE INDICATED, SUCH SHARES OF COMMON STOCK WILL BE VOTED "FOR" ELECTION OF ALL SEVENTEEN NOMINEES FOR DIRECTOR NAMED IN THE PROXY STATEMENT AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER BUSINESS PROPERLY BROUGHT BEFORE THE ANNUAL MEETING.

     A shareholder who gives a proxy may revoke it at any time prior to its exercise at the Annual Meeting by (i) giving written notice of revocation to the Secretary of the Company, at Forsyth Bancshares, Inc., 501 Tri-County Plaza, Cumming, Georgia 30040, (ii) properly submitting to the Company a duly executed proxy bearing a later date to P.O. Box 2820, Cumming, Georgia 30028, or (iii) appearing in person at the Annual Meeting and voting in person.

     The approval of each proposal set forth in this Proxy Statement requires that a quorum be present at the Annual Meeting. The presence, in person or by properly executed proxy, of the holders of a majority of the outstanding Shares entitled to vote at the Annual Meeting is necessary to constitute a quorum. Each shareholder is entitled to one vote on each proposal per Share held as of the Record Date. In the event that a quorum is not represented in person or by proxy at the Annual Meeting, a majority of Shares represented at that time may adjourn the Annual Meeting to allow the solicitation of additional proxies or other measures to obtain a quorum.


                      PROPOSAL ONE - ELECTION OF DIRECTORS

NOMINEES

     The Bylaws of the Company provide that the Board of Directors of the Company shall consist of members who shall be subject to re-election each year. The directors are elected by the shareholders for a term of one year and until their successors are elected and qualified. The term of office of directors expires each year at the Annual Meeting of Shareholders, and a new class of directors is elected or re-elected by the shareholders each year at that time.

     At the Annual Meeting, the terms of Catherine M. Amos, Jeffrey S. Bagley, Danny M. Bennett, Michael P. Bennett, Bryan L. Bettis, Talmadge W. Bolton, Thomas L. Bower III, Charles R. Castleberry, Charles D. Ingram, Herbert A. Lang, Jr., John P. McGruder, James J. Myers, Timothy M. Perry, Danny L. Reid, Charles
R. Smith, Wyatt L. Willingham and Jerry M. Wood will expire, and the Board of Directors has nominated each of these 17 individuals to stand for re-election as directors at the Annual Meeting. If elected by the shareholders, each of the nominees will serve a one year term which will expire at the Annual Meeting of Shareholders in 2002.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO ELECT ALL OF THE NOMINEES FOR ELECTION AS DIRECTORS.

     If any of the nominees should be unavailable to serve for any reason (which is not anticipated), the Board of Directors may designate a substitute nominee or nominees (in which case the persons named as proxies on the enclosed proxy card will vote the Shares represented by all valid proxy cards for the election of such substitute nominee or nominees), allow the vacancy or vacancies to remain open until a suitable candidate or candidates are located, or by resolution provide for a lesser number of directors.

VOTE  REQUIRED

     This Proposal requires approval by a "plurality" of the votes cast by the Shares entitled to vote in the election. This means that Proposal One will be approved only if the holders of a majority of the Shares entitled to vote and voting at the Annual Meeting vote in favor of Proposal One. With respect to Proposal One, abstentions and "broker non-votes" will be counted as Shares present for purposes of determining the presence of a quorum. However, neither abstentions nor "broker non-votes" will be counted as votes cast for purposes of determining whether a particular proposal has received sufficient votes for approval. A "broker non-vote" occurs when a nominee does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner.

INFORMATION  REGARDING  NOMINEES  AND  CONTINUING  DIRECTORS

     The following table sets forth certain information regarding the 17 nominees for director. Except as otherwise indicated, (i) each of the named persons has been engaged in his or her present principal occupation for more than five years and (ii) each nominee, other than Timothy M. Perry, has been a director of the Company since its organization in 1996. Stock ownership and other information is as of March 13, 2001.

                                   NOMINEES FOR DIRECTOR AND CONTINUING DIRECTORS

                                                                                                         SHARES
                                                                                                      BENEFICIALLY
                                                                                                          OWNED
NAME (AGE)                                          BUSINESS INFORMATION                             (PERCENTAGE)(1)
-----------------------  --------------------------------------------------------------------------  ---------------

Catherine M. Amos        Ms. Amos, a native of Forsyth County, Georgia, has been the President             21,000(2)
(49)                     of Amos Properties, Inc., an owner of commercial real estate properties             (2.63%)
                         since 1989, and the Secretary and Treasurer and co-owner of Amos
                         Plumbing & Electrical Co., Inc., a contracting firm, since 1975.  Ms.
                         Amos is a member of the Lake Lanier Islands Authority as well as a member of several other civic, social and community organizations.
                         Ms. Amos is also a director of the Bank.

Jeffrey S. Bagley        Mr. Bagley, a native of Forsyth County, Georgia, has been a Judge for                5,000
(39)                     the Superior Court of Forsyth County since 2000.  Mr. Bagley was a                      (*)
                         Judge for the State Court of Forsyth County from 1997 until 2000.  Mr.
                         Bagley was a partner with the law firm of Boling, Rice, Bettis, Bagley
                         & Martin from 1992 until 1997.  He is a member of the Rotary Club of South Forsyth County as well as several other civic and social organizations.  Mr. Bagley is also a director of the Bank.

Danny M. Bennett         Mr. Bennett, a native of Forsyth County, Georgia, is the President of             10,000(3)
(40)                     GeoCorp Development Co., Inc., a land development company located                   (1.25%)
                         in Cumming, Georgia.  He is also a Vice President and Construction
                         Engineer with Georgia North Contracting, Inc.  Mr. Bennett has been an officer of each of these companies since 1988.  Mr. Bennett is also a director of the Bank.


                                        3

                                                                                                         SHARES
                                                                                                      BENEFICIALLY
                                                                                                          OWNED
NAME (AGE)                                          BUSINESS INFORMATION                             (PERCENTAGE)(1)
-----------------------  --------------------------------------------------------------------------  ---------------
Michael P. Bennett       Mr. Bennett is a resident of Forsyth County, Georgia and is on the                 9,500(4)
(56)                     Board of Directors for Forsyth County Farm Bureau.  Mr. Bennett is                  (1.19%)
                         also the Chief Financial Officer and Secretary of 5 Bennett Farms,
                         Inc. and served on the Forsyth County Commission from 1987 to
                         1994.  Mr. Bennett has been a self-employed farmer since 1975.
                         Mr. Bennett is also a director of the Bank.

Bryan L. Bettis          Mr. Bettis, a native of Forsyth County, Georgia, has been the Vice                 5,000(5)
(39)                     President of Midway Building Supply, Inc., in Alpharetta, Georgia,                      (*)
                         since 1978.  Mr. Bettis is also the President of Bettis Construction,
                         Inc., a residential construction company, and a member of the
                         Rotary Club of South Forsyth County.

Talmadge W. Bolton       Mr. Bolton, a native of Forsyth County, Georgia, has been the   Chief             10,000(6)
(67)                     Executive Officer of Bolton's Truck Parts, Inc., since 1978.  He is                 (1.25%)
                         a member of Lafayette Masonic Lodge No. 44 and a board member of the Forsyth County Department of Family & Children Services
                         and the Forsyth County Zoning Department.  Mr. Bolton is also a director of the Bank.

Thomas L. Bower III      Mr. Bower has been a resident of Gainesville, Georgia for 25 years.                 10,000
(49)                     Mr. Bower is the Secretary/Treasurer of Clipper Petroleum, Inc. with                (1.25%)
                         whom he has been associated since 1974, and a partner in B&B
                         Associates, a real estate and convenience store partnership.  Mr.
                         Bower also serves on the Board of Directors for the Hall County
                         Humane Society.

Charles R. Castleberry   Mr. Castleberry, a native of Forsyth County, Georgia, has been                     5,000(7)
(47)                     employed by Progressive Lighting, Inc. as a manager and representative                  (*)
                         since 1985.  Mr. Castleberry is a member of the Rotary Club of
                         South Forsyth County, a member and past director of the Cumming
                         Chamber of Commerce, and past Chairman of the Board for the
                         Forsyth County Planning and Development Board.

Charles D. Ingram        Mr. Ingram, a native of Forsyth County, Georgia, has been a co-owner                 5,000
(58)                     and President of I & S Investments, Inc. since 1989.  Mr. Ingram                        (*)
                         was formerly the President of Forsyth County Bank and served on the advisory board for Wachovia Bank.  Mr. Ingram is also a director of the Bank.

Herbert A. Lang, Jr.     Mr. Lang is a long-time resident of Forsyth County and has been the                 10,000
(49)                     owner of Lang Signs, Inc., a sign manufacturer, since 1973.  He is                  (1.25%)
                         a member of the Rotary Club of South Forsyth County.  Mr. Lang is also a director of the Bank.

John P. McGruder         Dr. McGruder is a resident of Cumming, Georgia and has been the co-               10,000(8)
(59)                     owner of Crestview Animal Hospital since 1984.  He is also a member                 (1.25%)
                         of the Cumming First United Methodist Church where he serves on the
                         Building Committee.  Dr. McGruder is also a director of the Bank.


                                        4

                                                                                                         SHARES
                                                                                                      BENEFICIALLY
                                                                                                          OWNED
NAME (AGE)                                          BUSINESS INFORMATION                             (PERCENTAGE)(1)
-----------------------  --------------------------------------------------------------------------  ---------------
James J. Myers           Mr. Myers is a resident of Forsyth County, Georgia and has been the                7,500(9)
(51)                     owner of James J. Myers, CPA, PC since 1991.  Mr. Myers has been                        (*)
                         a CPA since 1976 and is a member of the Cumming Forsyth
                         Optimist Club and Leadership Forsyth.  Mr. Myers is Chairman of
                         the Company's Board of Directors and also Chairman of the Board of the Directors of the Bank.

Timothy M. Perry         Mr. Perry is the President and Chief Executive Officer of the Company             2,000(14)
(39)                     and the Bank.  He is a native of Cumming, Georgia and has over 20                       (*)
                         years of banking experience in the state of Georgia. Mr. Perry has been an officer of the Bank since its inception in 1996. He currently serves on the Board of the Cumming-Forsyth County Chamber of Commerce
                         as Treasurer, he is the City and County Appointee to the Georgia
                         Mountain Regional Development Center, Past President of the Rotary
                         Club of Forsyth County, Past President of the Lanier/400 Bulldog Club,
                         Past Treasurer of the United Way of Forsyth County, Former Trustee of
                         Gainesville College, and serves on the Finance Committee of the Cumming
                         First United Methodist Church.  Mr. Perry also serves as a director of the Bank.

Danny L. Reid            Mr. Reid, a native of Forsyth County, Georgia, has been a co-owner               10,000(10)
(48)                     of Reid & Reid Grading and Pipeline, Inc., a grading contractor and                 (1.25%)
                         developer, since 1982.  Mr. Reid is also a director of the Bank.

Charles R. Smith         Mr. Smith is a resident of Forsyth County and has presided as a Judge            25,000(11)
(72)                     of the Municipal Court of Cumming, Georgia, since 1992.  Mr. Smith                  (3.13%)
                         is a retired former partner of Smith & Smith, Attorneys at Law, with whom he was a partner since 1956.  He was an organizer, director and former Chairman of the Board of The Peoples Bank of Forsyth County.
                         Mr. Smith is also a director of the Bank.

Wyatt L. Willingham      Mr. Willingham is a resident of Cumming, Georgia and is the Vice                  7,500(12)
(48)                     President and General Manager of North Georgia Fast Foods, Inc., with                   (*)
                         which he has been associated since 1973.  Mr. Willingham is a member of the Mount Zion Lodge and the Yaarab Temple.  Mr. Willingham is
                         also a director of the Bank.

Jerry M. Wood            Mr. Wood is a long-time resident of Forsyth County and is the former              5,000(13)
(52)                     President and owner of Wood Ace Hardware Company.  Mr. Wood                             (*)
                         is a founding member of the Rotary Club of South Forsyth County and has served as Chairman of Finance, Chairman of the Trustees, and
                         Secretary of the Building Committee of the Midway United Methodist
                         Church.


                                        5

                                                    EXECUTIVE  OFFICERS

                                                                                                         SHARES
                                                                                                      BENEFICIALLY
                                                                                                          OWNED
NAME (AGE)                                          BUSINESS INFORMATION                             (PERCENTAGE)(1)
-----------------------  --------------------------------------------------------------------------  ---------------
Timothy M. Perry         Mr. Perry is the President and Chief Executive Officer of the Company             2,000(14)
(39)                     and the Bank.  He is a native of Cumming, Georgia and has over 20                       (*)
                         years of banking experience in the state of Georgia. Mr. Perry has been an officer of the Bank since its inception in 1996. He currently serves on the Board of the Cumming-Forsyth County Chamber of Commerce
                         as Treasurer, he is the City and County Appointee to the Georgia
                         Mountain Regional Development Center, Past President of the Rotary
                         Club of Forsyth County, Past President of the Lanier/400 Bulldog Club,
                         Past Treasurer of the United Way of Forsyth County, Former Trustee of
                         Gainesville College, and serves on the Finance Committee of the Cumming
                         First United Methodist Church.  Mr. Perry also serves as a director of the Bank.

Jimmy S. Fagan           Mr. Fagan is the Executive Vice President of the Company and also the            10,000(15)
(64)                     Executive Vice President of the Bank, and has held these positions with             (1.25%)
                         the Company and the Bank since their inception.  He is a long-time resident of Cumming, Georgia and has over 35 years of banking experience in Forsyth County, Georgia.  Prior to joining the Company, he served as
                         Vice Chairman and President of The Peoples Bank of Forsyth County,
                         with which he was associated since 1984.  He is a member of the Rotary
                         Club of South Forsyth County and the Forsyth Development Authority.

Holly R. Hunt            Mrs. Hunt is the Vice President, Secretary and Treasurer of the Company.               -0-
(42)                     Mrs. Hunt is also the Chief Financial Officer of the Bank.  She has been                (*)
                         an officer of the Company and the Bank since November 1998.  Mrs.
                         Hunt is a resident of Cleveland, Georgia and has over 16 years of banking experience in the State of Georgia.  Prior to joining the Company, she was an independent bank consultant from June 1997 to November 1998 and
                         Vice President and Internal Auditor for Regions Bank, formerly Metro
                         Bank, from October 1994 to June 1997.

DIRECTORS  AND  OFFICERS  AS  A  GROUP  (19  PERSONS)                                                       167,500
                                                                                                            (20.94%)

___________________
(1) Information relating to beneficial ownership of Company Common Stock is based upon information furnished by each person using "beneficial ownership" concepts set forth in the rules of the Securities and Exchange Commission. Under those rules, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or direct the voting of such security, or "investment power," which includes the power to dispose of or to direct the disposition of such security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under those rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may disclaim any beneficial interest. Accordingly, directors are named as beneficial owners of shares as to which they may disclaim any beneficial interest.
(2) Includes 11,500 Shares owned jointly with Ms. Amos' husband, as to which Shares Ms. Amos may be deemed to share voting and investment power; 1500
     Shares owned as custodian for Mrs. Amos' children under the Georgia Transfer to Minors Act, as to which Shares Mrs. Amos may be deemed to share voting and investment power.
(3) Includes 5,000 Shares owned jointly with Mr. Bennett's wife, as to which Shares Mr. Bennett may be deemed to share voting and investment power.


                                        6

(4) Includes 7,500 Shares that are owned jointly with Mr. Bennett's wife, as to which Shares Mr. Bennett may be deemed to share voting and investment power; 1500 Shares owned jointly with Mr. Bennett's children, as to which Shares Mr. Bennett may be deemed to share voting and investment power; and 500 Shares owned jointly by Mr. Bennett's wife and child, as to which Shares Mr. Bennett may be deemed to share voting and investment power.
(5) All 5,000 Shares are owned jointly with Mr. Bettis' business partner, and Mr. Bettis may be deemed to share voting and investment power.
(6) All 10,000 Shares are held by the trustee for the Talmadge W. Bolton Living Trust.
(7) All 5,000 Shares are owned jointly with Mr. Castleberry's wife, and Mr. Castleberry may be deemed to share voting and investment power.
(8) All 10,000 Shares are owned jointly with Mr. McGruder's wife, and Mr. McGruder may be deemed to share voting and investment power.
(9)  Includes  2,500  Shares  held  by  the  trustee  for  the IRA of Mr. Myers.
(10) Includes 5,000 Shares owned jointly with Mr. Reid's wife, as to which Shares Mr. Reid may be deemed to share voting and investment power.
(11) All 25,000 Shares are owned jointly with Mr. Smith's wife, and Mr. Smith may be deemed to share voting and investment power.
(12) All 7,500 Shares are owned jointly with Mr. Willingham's wife, and Mr. Willingham may be deemed to share voting and investment power.
(13) Includes 3,000 Shares owned jointly with Mr. Wood's wife and 2,000 Shares owned jointly with Mr. Wood's daughter, as to which Shares Mr. Wood may be deemed to share voting and investment power.
(14) Includes 1,000 Shares owned jointly with Mr. Perry's wife, as to which Shares Mr. Perry may be deemed to share voting and investment power.
(15) All 10,000 Shares are owned jointly with Mr. Fagan's wife, and Mr. Fagan may be deemed to share voting and investment power.
(*)  Less  than  one  percent.

     None of the members of the Board of Directors are related, except that John
P.  McGruder's  wife  is  a  first  cousin  to  Catherine  M.  Amos.

MEETINGS  AND  COMMITTEES  OF  THE  BOARD  OF  DIRECTORS

     During 2000, the Board of Directors of the Company conducted its business through meetings of the full Board and through joint committees of the Boards of Directors of the Company and the Bank, including an Audit Committee, Asset/Liability Committee, Loan Committee and Personnel Committee. During 2000, the full Board of Directors held thirteen (13) meetings, the Audit Committee held six (6) meetings, the Asset/Liability Committee held four (4) meetings, the Loan Committee held thirty-one (31) meetings, and the Personnel Committee held five (5) meetings. With the exception of Danny M. Bennett, each director attended at least 75% of all meetings of the full Board of Directors and of each committee of the Board of which he (or she) is a member.

     Effective for 2001, all of the joint committees described in the preceding paragraph have been consolidated into a single Executive Committee. Thus, beginning in 2001 all of the duties and functions described below for the respective committees will be performed by the Executive Committee. Effective for 2001, the members of the Executive Committee are Catherine M. Amos, Jeffrey
S.  Bagley,  Charles D. Ingram, Herbert A. Lang, Jr., James J. Myers and Timothy
M. Perry. The following descriptions of the respective functions of the committees are applicable to the Company's operations during 2000.

     The Audit Committee is responsible for reviewing with the Company's independent accountants their audit plan, the scope and results of their audit engagement and the accompanying management letter, if any; reviewing the scope and results of the Company's internal auditing procedures; consulting with the independent accountants and management with regard to the Company's accounting methods and the adequacy of the Company's internal accounting controls;

approving professional services provided by the independent accountants; and reviewing the range of the independent accountants' audit and non-audit fees. The Board of Directors has not adopted a written charter for the Audit Committee. During 2000, the Audit Committee was composed of Jeffrey S. Bagley, Danny M. Bennett, Talmadge W. Bolton and James J. Myers. All of the members of the Audit Committee are "independent" within the meaning of Rule 4200(14) of the National Association of Securities Dealers' listing standards.

     The Audit Committee has reviewed and discussed the audited financial statements as of and for the year ended December 31, 2000 with management. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement of Audit Standards No. 61 (Codifications of Statements on Auditing Standards, AU Sec.380), Communications with Audit Committees, as amended. The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committee), as amended, and has discussed with the independent accountants their independence. Based on the review and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited financial statements referred to above be included in the Company's Annual Report on Form 10-KSB for filing with the SEC.

     The Asset/Liability Committee is responsible for ensuring that guidelines provided by them in the Company's investment policy are carried out by management. During 2000, the Asset/Liability Committee was composed of John P. McGruder, James J. Myers, Charles R. Smith and Wyatt L. Willingham.

     The Loan Committee is responsible for ensuring that policy and regulation guidelines are adhered to by lending personnel. Loans in excess of the lending limits for personnel are reviewed and approved by the committee. During 2000, the Loan Committee was composed of Catherine M. Amos, Michael P. Bennett,
Charles  D.  Ingram,  James  J.  Myers,  and  Danny  L.  Reid.

     The Personnel Committee is responsible for setting the compensation and benefits of the executive officers and other employees of the Company and the Bank. During 2000, the Personnel Committee was composed of Jeffrey S. Bagley, Charles D. Ingram, Herbert A. Lang, Jr. and James J. Myers.

     The Board of Directors as a whole functions as a nominating committee to select management's nominees for election as directors of the Company. The Board of Directors will consider nominees recommended by shareholders if submitted to the Company in accordance with the procedures set forth in Section
3.8 of the Bylaws of the Company. For more information on nomination procedures, see "Shareholders' Proposals and Nomination Procedures for the Annual Meeting of Shareholders in 2002" below.

DIRECTOR  COMPENSATION

     During 2000, directors, who are not employees of the Company or the Bank, received compensation. Prior to November 1, 2000, Directors received $150 for each Bank Board of Directors meeting attended and $50 for each committee meeting attended. Effective November 1, 2000, Directors received $650 for each monthly Bank Board of Directors meeting attended and Directors who are members of the Executive Committee received $50 for each Committee meeting attended. Effective November 1, 2000, the Chairman of the Board of Directors received $650 for each monthly Bank Board of Directors meeting attended, and received $75 for each Executive Committee meeting attended. No compensation is paid to directors of the Company with respect to Company Board of Directors meetings.

COMMON  STOCK  OWNERSHIP  OF  CERTAIN  BENEFICIAL  OWNERS

     As of March 13, 2001, the 19 directors and executive officers of the Company beneficially owned 167,500 shares or 20.94% of the Common Stock of the Company. The Company is unaware of any person that beneficially owns more than five percent (5%) of the Company's Common Stock. For information regarding the beneficial ownership of the Company's Common Stock as of March 13, 2001 by each of the Company's directors, director nominees and executive officers, see "Proposal One - Election of Directors - Information Regarding Nominees and Continuing Directors."

          PROPOSAL  TWO  -  GRANT  OF  STOCK  OPTIONS  TO  ORGANIZERS

RECOMMENDATION  OF  BOARD  OF  DIRECTORS

     The Board of Directors of the Company has approved a resolution authorizing the grant of certain stock options ("Stock Options") to the organizers and founding shareholders of the Company ("Organizers"). Under the resolution adopted by the Board of Directors, each of the Organizers would be granted the option to purchase additional Shares of the Company's Common Stock equal to the number of Shares for which such Organizer originally subscribed. The Stock Options would be exercisable immediately upon the date of grant or at any time thereafter for a period of 10 years following the date of grant. The exercise price under the Stock Options will be equal to the greater of (i) the most recent price paid for the Shares, which is $17.00 per Share, or (ii) the fair market value of the Shares on the date of grant as established pursuant to an independent appraisal of the Company's Shares to be performed by a qualified appraiser selected by the Board of Directors. The appraisal described in the preceding sentence is the same method that will be applied for purposes of setting the terms of any options or other awards granted under the Long Term Incentive Compensation Plan (the "Plan") approved by the shareholders at the 2000 Annual Meeting, and a uniform value will be used for purposes of both the Plan and the Stock Options to be granted to the Organizers (except that the exercise price under the Stock Options will not be less than $17.00 per Share). The names of the Organizers and the number of Shares to be included in their respective Stock Options are set out below:


                                  Number of Shares
                                  ----------------
    Catherine M. Amos                 19,500
    Jeffrey S. Bagley                  5,000
    Bill H. Barnett                   10,250
    Danny M. Bennett                  10,000
    Michael P. Bennett                 7,500
    Bryan L. Bettis                    5,000
    Talmadge W. Bolton                10,000
    Thomas L. Bower III               10,000
    Charles R. Castleberry             5,000
    Charles D. Ingram                  5,000
    Herbert Lang, Jr.                 10,000
    John P. McGruder                  10,000
    James J. Myers                     7,500
    Danny L. Reid                     10,000
    Charles R. Smith                  25,000
    Wyatt L. Willingham                7,500
    Jerry Wood                         5,000

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE RESOLUTION AUTHORIZING THE GRANT OF STOCK OPTIONS.

VOTE  REQUIRED

     This Proposal requires approval by a "plurality" of the votes cast by the Shares entitled to vote in the election. This means that Proposal Two will be approved only if the holders of a majority of the Shares entitled to vote and voting at the Annual Meeting vote in favor of Proposal Two. With respect to Proposal Two, abstentions and "broker non-votes" will be counted as Shares present for purposes of determining the presence of a quorum. However, neither abstentions nor "broker non-votes" will be counted as votes cast for purposes of determining whether a particular proposal has received sufficient votes for approval. A "broker non-vote" occurs when a nominee does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner.

PURPOSES  OF  THE  STOCK  OPTIONS

     The Stock Options approved by the Board of Directors are intended to reflect the additional efforts and financial risks undertaken by the Organizers in connection with the formation, organization and initial capitalization of the Company and the Bank, as well as the Organizers' continuing services to the Company and the Bank. In connection with the organization of the Company and the Bank, the grant of similar options or warrants to the Organizers had been part of the initial proposed capitalization of the Company. However, on the advice of counsel, the Organizers agreed to forego such options or warrants in order to expedite regulatory approval of the organization of the Company and of the Bank. Both the Company and the Bank have now become cumulatively profitable, and the Bank has sustained continued growth in both total assets and deposits. Accordingly, the Board of Directors has determined that it is appropriate and in the best interest of the Company at this time to authorize the grant of the Stock Options as described above subject to the approval of the shareholders.

DETERMINATION  OF  "FAIR  MARKET  VALUE"

     As described above, the exercise price under the Stock Options will be equal to the greater of $17.00 per Share (the most recent price paid for the Shares) or the fair market value of the Shares on the date of grant. Because the Shares are not actively traded on any national exchange or over the counter market, it may be difficult to determine their fair market value on the date of grant. In the absence of such active trading, the Board of Directors has determined that the fair market value of the Shares for purposes of fixing the exercise price under the Stock Options will be determined by an appraisal to be conducted by a "completely independent and well-qualified expert" (within the meaning of Proposed Treasury Regulation Sec. 1.422A-2(c)(2)(ii)). Therefore, the Board of Directors has authorized the officers of the Company to obtain an independent appraisal of the Shares for purposes of setting the exercise price under the Stock Options. One important factor in determining fair market value is the purchase price paid for the Shares in recent private sales of the Shares. Based on the information available to the Company, the most recent sale of Shares occurred on January 10, 2001, and the purchase price paid was $17.00 per Share. Accordingly, the Board of Directors has determined that it is appropriate to provide that the exercise price under the Stock Options shall not in any event be less than $17.00 per Share.

APPLICATION  OF  SECURITIES  LAWS  TO  SHARES  ISSUED  UNDER  THE  STOCK OPTIONS

     Under the Securities Act of 1933 (the "1933 Act"), it is unlawful for any person either to sell or offer to sell any "security" (within the meaning of the 1933 Act) unless the sale or offering of such security has been registered under the 1933 Act, or qualifies for an exemption from the registration requirements of the 1933 Act.

     The Shares reserved for possible issuance pursuant to the Stock Options have not been registered under the 1933 Act. Therefore, it will be necessary to qualify any future issuance of such Shares to the Organizers for an exemption from the registration requirements under the 1933 Act. Some of the exemptions that may be available for such transactions are summarized below.

     Because the Company operates exclusively within the State of Georgia, the issuance of Shares under the Stock Options may qualify for exemption as an intrastate offering. Under Sec. 3(a)(11) of the 1933 Act and Rule 147 promulgated by the SEC thereunder, this exemption will apply where all offerees and purchasers are "resident" within a single state, which is also the state of incorporation of the issuer and the state in which substantially all of the issuer's business is conducted. However, if even one person to whom the securities are offered or sold is not a resident of that state, the exemption is lost. Therefore, in relying on this exemption it is prudent to carefully limit the number of individual offerees and purchasers involved and to obtain assurances regarding their state of residence.

     Another exemption that may apply to the issuance of Shares under the Stock Options is Sec. 4(2) of the 1933 Act, which exempts transactions "not involving any public offering" of securities. The SEC has also promulgated Regulation D, which sets forth three separate safe harbors (Rules 504, 505 and 506) pursuant to which an issuer may qualify for the "limited offering" exemption under Sec. 4(2). In general, the Regulation D safe harbors may limit the amount of securities that can be sold and the number of offerees, and may require the same disclosures about the issuer that are required in a public offering.

     Because of the limited number of the Organizers to receive the Stock Options and the limited amount of securities involved, the Company anticipates that the issuance of Shares under the Stock Options will qualify for the limited offering exemption. However, in SEC v. Ralston Purina Co., 346 U.S. 119 (1953), the United States Supreme Court held that an offering of stock to employees would not be an exempt limited offering where the class of offerees was composed of persons needing the protection of the 1933 Act. This class consists of unsophisticated investors who have limited access to the issuer's financial information. Therefore, the Company intends to address this issue by limiting the persons who receive the Stock Options to the Organizers (many of whom are also directors of the Company and/or the Bank), and by providing each person with a copy of the Company's most recent financial report and disclosures filed with the SEC under the Securities Exchange Act of 1934 (the "1934 Act").

     In addition to the federal securities laws, Georgia law may require a separate registration of any Shares issued under the Stock Options. However, the Georgia Securities Act of 1973 (the "Georgia Act") provides for various registration exemptions. These include transactions (i) in connection with an employee stock bonus plan requiring payment of no consideration other than services (Sec. 10-5-9(A) of the Georgia Act), (ii) in connection with a stock option plan in which no person other than an employee of the issuer, or of an affiliate of the issuer, may participate and requiring payment of no consideration other than services (Sec. 10-5-9(C) of the Georgia Act), and (iii) in connection with the issuance of securities upon the exercise of options granted pursuant to such a stock option plan (Sec. 10-5-9(D) of the Georgia
Act). The Company anticipates that the grant of the Stock Options, and the issuance of Shares under the Stock Options, will qualify for one or more of these exemptions. In addition, the Georgia Act includes certain limited offering exemptions, which may also apply to such transactions.

     Shareholders should also note that, unless registered under the 1933 Act, Shares issued under the Stock Options will be "restricted stock" in the hands of the person exercising the Stock Options. As a result, such persons will be prohibited by the securities laws from transferring such Shares unless they are subsequently registered, or an exemption is available. The most commonly used exemption for such resales is SEC Rule 144, which permits (subject to certain limitations) resales of restricted stock that the seller has held for at least two years.

EXEMPTION  FROM  "SHORT-SWING"  PROFIT  RULES

     Section 16(b) of the 1934 Act permits the issuer of any registered security to recover the profits made by any director, officer or 10% shareholder on purchase and sale transactions occurring in any six month period. Under rules adopted by the SEC in 1991, the grant of stock options or other "derivative securities" is generally treated as the purchase of the underlying security for purposes of the "short-swing liability" rules of Sec. 16(b). Thus, under the general rule, the grant of the Stock Options could be matched under Sec. 16b with any sales of the Shares occurring within a six month period. SEC Rule 16b-3 provides a number of exemptions for transactions (both purchases and sales) between an issuer and its director and officers if certain requirements are met. It is anticipated that, based on the advance approval of a majority of the voting interests entitled to vote at the Company's 2001 Annual Meeting, the grant of the Stock Options to the Organizers will qualify for such an exemption under SEC Rule 16b-3(d)(2). Moreover, the terms of the Stock Options prohibit the sale of the underlying Shares within six months of the date of grant, which should provide an additional basis for exemption under SEC Rule 16b-3(d)(3). In addition, under SEC Rule 16b-6(b) the exercise of a derivative security (such as the Stock Options) is also exempt from Sec. 16b. This exemption might not apply, however, if the Stock Options were to be exercised at a time when the exercise price exceeded the current fair market value of the underlying Shares.

TAX  CONSEQUENCES  TO  THE  COMPANY  AND  THE  ORGANIZERS

     The tax treatment of stock options depends upon whether the option is a nonqualified stock option ("NQSO") or an incentive stock option ("ISO"). Because one requirement for qualification of a stock option as an ISO is that it be issued to an employee (rather than an outside director) of the issuer, all of the Stock Options will be NQSO's. In the case of a NQSO, the recipient will not recognize income on the grant of the option unless the option itself has a "readily ascertainable value." In order for this exception to apply, the option itself generally must be actively traded on an established market. Therefore, it should not apply to the Stock Options. At the time an NQSO is exercised, the holder must recognize compensation income, and the issuer is allowed a tax deduction, determined under the Sec. 83 rules described above. The amount of the holder's income, and the issuer's matching deduction, is equal to the excess of the fair market value of the stock received as of the exercise date over the amount paid by the holder for the stock under the NQSO.

                             EXECUTIVE COMPENSATION

SUMMARY  COMPENSATION  OF  EXECUTIVE  OFFICERS

     Under rules established by the SEC, the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's Chief Executive Officer and four other most highly compensated executive officers who receive compensation in excess of $100,000 per year (collectively, the "Named Executive Officers"). The following table summarizes by various categories, for the fiscal years ended December 31, 2000, 1999 and 1998, the total compensation paid by the Company to its Named Executive Officers.

                        SUMMARY COMPENSATION TABLE

                          ANNUAL COMPENSATION(1)
                          ----------------------
                                                       ALL OTHER
 NAME AND POSITION         YEAR    SALARY    BONUS   COMPENSATION(2)
-------------------------  ----  ----------  ------  ---------------
Timothy M. Perry           2000    102,500    3,000              14
  President and            1999   94,567(3)   5,000             112
  Chief Executive Officer  1998         (4)      (4)             (4)
                                 ----------  ------  ---------------
Jimmy S. Fagan             2000  108,900(5)   2,500             111
  Executive Vice President 1999  108,900(5)   1,000           1,592
                           1998  108,900(5)       0             170

__________________
(1) Excludes perquisites and other personal benefits, the aggregate amount of which did not, in the case of any Named Executive Officer, exceed $50,000 or 10% of such Named Executive Officer's annual salary and bonus in any year.
(2) This amount represents the dollar value of excess life insurance benefits received by the Named Executive Officer in each year.
(3) Includes $21,423 representing the estimated fair market value of an automobile transferred by the Bank to Mr. Perry during 1999.
(4) Mr. Perry was not includible as a Named Executive Officer prior to his appointment as Chief Executive Officer of the Company and the Bank in 1999. Accordingly, his compensation during 1998 is not included in the Summary Compensation Table.
(5) Includes $11,400 of compensation earned in each of 2000, 1999 and 1998, which was deferred by Mr. Fagan in accordance with his Executive Deferred Compensation Agreement.

BANK  401(K)  PLAN

     The Bank established, effective January 1, 1998, a qualified salary plan pursuant to Section 401(k) of the Internal Revenue Code (the "401(k) Plan"). The 401(k) Plan is open to all employees, including executive officers, beginning on the first day of their employment with the Bank. Pursuant to the 401(k) Plan, each participating employee is permitted to authorize payroll deductions of up to 6% of his or her total compensation during the calendar year (the "Basic Contributions"), and is permitted to make supplemental contributions of up to 10% of his or her total compensation during the calendar year (the "Supplemental

Contributions"). An employee's aggregate contributions are subject to limits set by law. The Bank may, but is not required to, make matching contributions in cash or the Company's Common Stock equal to 20% of each participant's Basic Contributions. During 2000, the Bank did not make any matching contributions to the 401(k) Plan. However, matching contributions to the 401(k) Plan may be made in the future in the discretion of the Bank's Board of Directors. Participants are immediately 100% vested in their Basic and Supplemental Contributions.

EXECUTIVE  DEFERRED  COMPENSATION  AGREEMENTS

     The Bank has entered into a deferred compensation agreement with one of its executive officers, Jimmy S. Fagan, under which the Bank has agreed to set aside, or place in a special trust, the amount of $11,400 for each full year that Mr. Fagan is employed with the Bank. The Bank is not required to invest such amounts but, if the Bank elects to make such investments, any earnings inure to the employee's benefit. All amounts of deferred compensation (including earnings, if any) will be paid in a single lump sum amount within 30 days of Mr. Fagan's termination of employment. Amounts of compensation deferred pursuant to this deferred compensation agreement are included in Mr. Fagan's salary as disclosed in the Summary Compensation Table in the year such compensation is earned. Such compensation will not be included in Mr. Fagan's salary in the Summary Compensation Table in the later year in which he actually receives such compensation.

                 CERTAIN TRANSACTIONS AND BUSINESS RELATIONSHIPS

     Directors, executive officers and principal shareholders of the Company and the Bank and their affiliates have been customers of the Bank from time to time in the ordinary course of business, and additional transactions are expected to take place in the future. In accordance with applicable federal laws and regulations, all loans by the Bank to such persons are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, do not involve more than the normal risk of collectability or embody other unfavorable features, and comply with specified quantitative limits imposed by such federal laws and regulations. At December 31, 2000, the aggregate amount of loans and extensions of credit outstanding to such persons was approximately $5,066,563, which represented 70% of the total equity capital of the Bank as of such date. Deposit accounts with Company and Bank officers, directors and their affiliates totaled $1,652,372 at December 31, 2000.

     None of the Bank's loans outstanding at any time during or subsequent to 2000 to directors, executive officers or principal shareholders of the Company or the Bank or their associates is or has been on past due or non-accrual status, has been restructured, or is considered by the Bank to be a problem loan.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the 1934 Act requires the Company's directors and executive officers, and persons who own more than 10% of the Company's Common Stock, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Directors, executive officers, and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Sec. 16(a) reports they file. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required during the fiscal year ended December 31, 2000, all Sec. 16(a) filing requirements applicable to directors, executive officers and greater than 10% beneficial owners were complied with by such persons.

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                            EXPENSES OF SOLICITATION

     The cost of soliciting proxies will be borne by the Company. In addition to solicitations by mail, officers, directors and regular employees of the Company may solicit personally or by telephone, telegraph or other means without additional compensation. The Company will reimburse brokers, fiduciaries and custodians for their costs in forwarding proxy materials to beneficial owners of Common Stock held in their names.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Mauldin & Jenkins, LLC acted as the Company's independent public accountants for the fiscal year ended December 31, 2000. Representatives of Mauldin & Jenkins, LLC will be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and will be available to answer questions concerning the financial affairs of the Company.

                SHAREHOLDERS' PROPOSALS AND NOMINATION PROCEDURES
                 FOR THE ANNUAL MEETING OF SHAREHOLDERS IN 2002

     Director nominations and other proposals of shareholders intended to be presented at the Annual Meeting of Shareholders in 2002 must be submitted to the Company in accordance with the procedures set forth in Section 3.8 of the Bylaws of the Company and in accordance with applicable rules of the SEC, including Rule 14a-8. The effect of those provisions is that shareholders must submit such nominations and proposals, together with certain related information specified in the above-referenced section of the Bylaws, in writing to the Company on or before December 31, 2001 in order for such matters to be included in the Company's proxy materials for, and voted upon at, the 2002 Annual Meeting. All such proposals, nominations and related information should be submitted on or before such date by certified mail, return receipt requested, to the Secretary of the Company, Holly R. Hunt, 501 Tri-County Plaza, Cumming, Georgia 30040. A copy of the above-referenced section of the Bylaws will be provided upon request in writing to the Secretary of the Company at such address.

     Pursuant to Section 3.8 of its Bylaws, the Company has established certain nomination requirements for an individual to be elected as a director of the Company at any annual or special meeting of the shareholders. These requirements include, but are not limited to, the requirement that the nominating shareholder provide the Company: (i) notice of any proposed director nomination at least 14 days before the date of the meeting or 5 days before the date on which notice of the meeting is given, whichever is later; (ii) the nominee's name, age, business and residence addresses, principal business or occupation during the past 5 years, any affiliation with or material interest in the Company or any transaction involving the Company, and affiliation with or interest in any person or entity having an interest materially adverse to the Company; and (iii) a sworn or certified statement by the shareholder that indicates that the nominee has consented to the nomination and that the shareholder believes that the nominee will stand for election and will serve if elected. The chairman of any meeting of the shareholders may, for good cause shown and with proper regard for the orderly conduct of the meeting, waive in whole or in part the operation of Section 3.8 of the Company's Bylaws. These provisions could reduce the likelihood that a third party could nominate and elect individuals to serve on the Company's Board of Directors.

                                  OTHER MATTERS

     The management of the Company does not know of any matters to be presented at the Annual Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Annual Meeting, the persons designated as proxies will vote on such matters in accordance with their best judgment.

     The management of the Company urges you to attend the Annual Meeting and to vote your Shares in person. Whether or not you plan to attend, please sign and promptly return your proxy. Your proxy may be revoked at any time before it is voted. Such proxy, if executed and returned, gives discretionary authority with respect to any other matters that may come before the Meeting.

                          ANNUAL REPORT ON FORM 10-KSB

     Upon the written request of any person whose proxy is solicited by this Proxy Statement, the Company will furnish to such person without charge (other than for exhibits) a copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000, including financial statements and schedules thereto, as filed with the SEC. Requests may be made to Forsyth Bancshares, Inc., 501 Tri-County Plaza, Cumming, Georgia 30040, Attention:
Holly  Hunt,  Secretary  of  the  Company.

                              By  Order  of  the  Board  of  Directors,


                              /s/  Timothy  M.  Perry
                              TIMOTHY  M.  PERRY
                              President  and  Chief  Executive  Officer


Cumming,  Georgia
April  20,  2001

                                      PROXY
                            FORSYTH BANCSHARES, INC.
                         ANNUAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Timothy M. Perry and James J. Myers, or either of them, each with full power of substitution as proxies to vote the stock of the undersigned at the Annual Meeting of Shareholders of Forsyth Bancshares, Inc. (the "Company") to be held at the Cumming-Forsyth County Chamber of Commerce Event Facility on May 22, 2001 at 10:00 a.m., local time, and at any and all adjournments or postponements thereof (the "Annual Meeting").

1. ELECTION  OF  DIRECTORS
   FOR ALL NOMINEES FOR DIRECTOR LISTED BELOW.        WITHHOLD AUTHORITY
     (except as marked to the contrary below)  (to vote for all nominees listed)

Catherine M. Amos, Jeffrey S. Bagley, Danny M. Bennett, Michael P. Bennett, Bryan L. Bettis, Talmadge W. Bolton, Thomas L. Bower III, Charles R. Castleberry, Charles D. Ingram, Herbert A. Lang, Jr., John P. McGruder, James J. Myers, Timothy M. Perry, Danny L. Reid, Charles R. Smith, Wyatt L. Willingham and Jerry M. Wood

     To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.

_______________________________________________________________________________
                     (Continued and to be signed on reverse)

2. APPROVAL OF THE PROPOSED ISSUANCE OF STOCK OPTIONS TO THE ORGANIZERS AND FOUNDING SHAREHOLDERS OF THE COMPANY:

FOR APPROVAL OF THE ISSUANCE OF THE PROPOSED STOCK OPTIONS    WITHHOLD AUTHORITY

3. IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.

                     AUTHORIZED                  NOT AUTHORIZED

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER AND IN THE DISCRETION OF THE PROXIES. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS AND WITH DISCRETIONARY AUTHORITY ON ALL OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

                                             Dated _______________________, 2001

                                             ___________________________________

                                             ___________________________________
                                                Signature(s) of Shareholder(s)

     Please date and sign this proxy exactly as the names appear hereon. In the case of joint tenants, each joint owner should sign. If a corporation, please sign in full corporate name by president or other authorized officer. When signing as attorney, executor, trustee, administrator or guardian, please give full title as such. If a partnership, please sign in partnership name by authorized person.

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
           AND MAY BE REVOKED BY THE SHAREHOLDER PRIOR TO ITS EXERCISE